UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): March 18, 2008

Bay National Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-51765	52-2176710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2328 West Joppa Road, Lutherville, Maryland	21093
(Address of principal executive offices)	(Zip Code)

(410) 494-2580
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BAY NATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

Section 5 – Corporate Governance and Management

Item 5.02.	Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 18, 2008, Bay National Corporation (the “Company”) received notice that Gary T. Gill has chosen not to stand for re-election to the Board of Directors.  As a Class A director, Mr. Gill’s term expires on May 27, 2008, the date of the Company’s 2008 Annual Meeting of Stockholders.  Mr. Gill did not indicate any disagreement with the Company as a reason for not standing for re-election.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY NATIONAL CORPORATION

Date: March 21, 2008	By:	/s/ Hugh W. Mohler
By: Hugh W. Mohler Title: President